UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                               (FIRST TRUST LOGO)

                        (ABERDEEN ASSET MANAGEMENT LOGO)

                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                DECEMBER 31, 2008

                              FIRST TRUST/ABERDEEN
                               GLOBAL OPPORTUNITY
                                   INCOME FUND

TABLE OF CONTENTS

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2008

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    7
Schedule of Forward Foreign Currency Contracts. ...........................   12
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets. ......................................   15
Statement of Cash Flows ...................................................   16
Financial Highlights ......................................................   17
Notes to Financial Statements .............................................   18
Report of Independent Registered Public Accounting Firm ...................   25
Additional Information. ...................................................   26
Board of Trustees and Officers ............................................   28
Privacy Policy ............................................................   32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                  ANNUAL REPORT
                                DECEMBER 31, 2008

Dear Shareholders:

The year ended December 31, 2008 brought all sorts of challenges to investors. Throughout 2008, the financial sector was plagued with failures in banking, insurance and by brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's ("Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008.

Yet regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust /Aberdeen Global Opportunity Income Fund

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
"AT A GLANCE" (UNAUDITED)
AS OF DECEMBER 31, 2008

FUND STATISTICS

Symbol on New York Stock Exchange                                             FAM
Common Share Price                                                   $      10.40
Common Share Net Asset Value ("NAV")                                 $      12.69
Premium (Discount) to NAV                                                  (18.05)%
Net Assets Applicable to Common Shares                               $220,285,940
Current Monthly Distribution per Common Share (1)                    $      0.130
Current Annualized Distribution per Common Share                     $      1.560
Current Distribution Rate on Closing Common Share Price (2)                 15.00%
Current Distribution Rate on NAV (2)                                        12.29%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

            Mkt     NAV
           -----   -----
12/31/07   16.54   18.54
1/4/08     16.70   18.64
1/11/08    17.44   18.90
1/18/08    16.85   18.45
1/25/08    17.01   18.45
2/1/08     17.09   18.61
2/8/08     17.15   18.42
2/15/08    16.58   18.49
2/22/08    16.67   18.60
2/29/08    17.07   18.71
3/7/08     16.46   18.54
3/14/08    16.33   18.58
3/20/08    16.30   18.46
3/28/08    16.45   18.44
4/4/08     16.50   18.42
4/11/08    16.63   18.53
4/18/08    16.65   18.55
4/25/08    16.82   18.41
5/2/08     16.72   18.44
5/9/08     16.70   18.38
5/16/08    16.68   18.44
5/23/08    16.91   18.39
5/30/08    17.14   18.43
6/6/08     16.73   18.31
6/13/08    16.50   18.14
6/20/08    16.55   18.23
6/27/08    16.46   18.15
7/3/08     16.03   17.95
7/11/08    15.64   18.00
7/18/08    15.47   18.01
7/25/08    15.62   18.06
8/1/08     15.68   17.91
8/8/08     15.44   17.68
8/15/08    15.03   17.56
8/22/08    14.93   17.56
8/29/08    15.01   17.55
9/5/08     14.52   17.11
9/12/08    13.87   16.93
9/19/08    13.20   16.49
9/26/08    12.51   16.27
10/3/08    12.10   15.39
10/10/08    8.22   13.78
10/17/08   10.46   13.59
10/24/08    9.32   12.36
10/31/08    9.95   12.40
11/7/08    10.06   12.67
11/14/08    9.17   12.25
11/21/08    7.93   11.94
11/28/08    9.20   12.22
12/5/08     8.13   12.15
12/12/08    8.35   12.23
12/19/08    9.62   12.54
12/26/08   10.33   12.55
12/31/08   10.40   12.69

PERFORMANCE

                                                                    Average Annual
                                                                     Total Return
                                                 1 Year Ended   Inception (11/23/2004)
                                                  12/31/2008         to 12/31/2008
                                                 ------------   ----------------------
Fund Performance
NAV (3)                                             -23.14%          -0.36%
Market Value (4)                                    -29.39%          -6.13%
Index Performance
Blended Benchmark (5)                                -0.73%           5.57%
Barclays Capital Global Emerging Markets Index      -16.16%           2.47%
Barclays Capital Global Aggregate Index                4.79%          4.25%

                                                          % OF TOTAL
TOP 10 HOLDINGS                                          INVESTMENTS
---------------                                          -----------
Asian Development Bank, 5.50%, 02/15/16                      4.5%
European Investment Bank, 6.50%, 09/10/14                    4.3
Province of Manitoba, 6.38%, 09/01/15                        3.3
Australian Government, 6.00%, 02/15/17                       3.1
Electropaulo Metropolitan, 19.13%, 06/28/10                  3.0
Instituto de Credito Oficial, 5.50%, 10/11/12                2.9
Mexican Bonos Desarr Fixed Rate Bond, 10.00%, 11/20/36       2.6
European Investment Bank, 18.50%, 03/20/09                   2.6
Republic of Finland, 9.38%, 02/03/10                         2.5
Republic of Peru International Bond, 7.50%, 10/14/14         2.5
                                                            ----
   Total                                                    31.3%
                                                            ====

                      % OF TOTAL
CREDIT QUALITY (7)   INVESTMENTS
------------------   -----------
AAA                      40.6%
AA                        5.7
A-                        3.1
BBB+                      5.3
BBB                       1.6
BBB-                      3.1
BB+                       9.3
BB                        3.5
BB-                      14.1
B+                        6.2
B                         3.6
B-                        1.2
NR                        2.7
                        -----
   Total                100.0%
                        =====

                        % OF TOTAL
TOP 10 COUNTRIES (6)   INVESTMENTS
--------------------   -----------
Multinational             14.4%
Canada                    12.0
Brazil                     8.8
Russia                     6.1
Australia                  6.0
Indonesia                  5.4
Norway                     4.6
Dominican Republic         2.9
Spain                      2.9
Venezuela                  2.9
                          ----
   Total                  66.0%
                          ====

                                  % OF TOTAL
INDUSTRY CLASSIFICATION          INVESTMENTS
-----------------------          -----------
Government Bonds and Notes           52.3%
Supranational Bank                   14.4
Regional Authority                    7.9
Diversified Financial Services        6.7
Electric Utilities                    4.3
Commercial Banks                      4.1
Special Purpose Banks                 4.1
Oil, Gas & Consumable Fuels           1.7
Beverages                             0.8
Metals & Mining                       0.8
Import/Export Bank                    0.7
Telecommunications                    0.7
Healthcare                            0.6
Construction & Chemicals              0.6
Capital Markets                       0.2
Multiline                             0.1
                                    -----
   Total                            100.0%
                                    =====

(1) Most recent distribution paid or declared through 12/31/2008. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by market price or NAV, as applicable, as of 12/31/2008.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  Blended benchmark consists of the following:

     Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(6) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(7) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOHN MURPHY

PORTFOLIO MANAGER, GLOBAL BONDS

Mr. Murphy joined Aberdeen with the acquisition of Deutsche Asset Management's fixed-income business in 2005. Mr. Murphy held a similar role at Deutsche Asset Management, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the emerging market debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the emerging market debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the emerging markets team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005, where he is Head of Global Emerging Markets, is responsible for the London GEM team and also oversees GEM input from the Asia team based in Singapore.

NIMA TAYEBI

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Tayebi has 10 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers, focusing on emerging currency and debt trading and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005, where his current duties are Portfolio Manager for Emerging Market debt and member of the currency team.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Markets Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of First Trust/Aberdeen Global Opportunity Income Fund ("FAM" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below investment-grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - DEVELOPED MARKETS

Global economic growth deteriorated over the course of 2008 as evidenced across most indicators and commodity prices have fallen sharply in response. The housing market continued to slide in the U.S. and United Kingdom ("UK") and consumer confidence was weaker in all major economies.

By the third quarter of 2008 the data in many countries was showing new all-time lows and recession had been confirmed in a number of countries. Central Banks around the world continued to cut rates aggressively from the beginning of the fourth quarter starting with a round of coordinated rate cuts on October 7. Amongst the major Central Banks, the Federal Reserve cut 200 basis points ("bps") from 2% to a new target range of 0%-0.25%; the Bank of England cut by 300 bps from 5% to 2%; the European Central Bank ("ECB") cut by 175 bps from 4.25% to 2.5%; and even the Bank of Japan cut by 40 bps from 0.5% to 0.1%. Other Central Banks around the world also cut rates sharply. The size of moves illustrated the desperation with which monetary authorities sought a level of rates that would re-start economic growth. There was continued provision of extensive liquidity by Central Banks as well as widening of acceptable collateral types. Additionally, Central Banks, notably the Federal Reserve and the Bank of England, started to talk about the increased probability of quantitative easing policies.

A wide variety of countries announced initiatives to underpin their banks, including guarantees for deposits, capital injection packages and guarantees for new bank debt.

Government bond markets continued to perform strongly, particularly the markets with the weakest economies and concerns over their financial systems. The UK market saw returns of over 10% for government bonds, while the U.S. Treasury market returned over 13%. The Euro bond market saw lower returns as the ECB was the most reluctant Central Bank to cut rates, since the core part of the Euro economy was less affected by the financial crisis. Yield curves generally steepened as short-dated yields followed official rates downwards.

MARKET RECAP - EMERGING MARKETS

The market had a turbulent year in 2008, with most of the damage coming in October, as emerging market debt had its worst single month since the 1998 Russia crisis. The unprecedented volatility in global financial markets was initially triggered by the collapse of Lehman Brothers in September, which caused bid-offer spreads to widen out to unforeseen levels. Ongoing deleveraging and outflows from retail investors, exacerbated by the illiquid conditions, prompted further spread widening on emerging market debt. Coordinated rate cuts by the U.S., Europe and the UK, International Monetary Fund ("IMF") bailout packages for Hungary and Ukraine, and a fast-track financing facility for top-tier emerging countries provided some much-needed support for risk assets at the end of October. Trading conditions did improve by the end of the month, although they are far from normal, with most of the activity confined to the credit default swap market.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -23.14% and a market value total return(2) of -29.39% for the twelve months ended December 31, 2008, compared to the blended benchmark(3) total return of -0.73% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2008 for these indexes were as follows: The Barclays Capital Global Emerging Markets Index was -16.16% and the Barclays Capital Global Aggregate Index was 4.79%.

----------
(1) Total return based on the NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(3) The Fund's blended benchmark consists of the following: 40% Citigroup World Government Bond Index; 30% JPMorgan Emerging Markets Bond Index-Global Diversified; and 30% JPMorgan Global Bond Index-Emerging Markets Diversified.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

Over the course of 2008, the Fund's developed market portfolio underperformed a component of the blended benchmark, the Citigroup World Government Bond Index, which makes up 40% of the blended benchmark. The composition of the developed market portfolio is markedly different from the index, with the portfolio's investments concentrated in the highest yielding, highest quality developed markets, namely Australia, New Zealand, Canada and the UK. Bond returns were strong in these markets during 2008 and were a positive contributor to overall returns; however, currency movements led to negative returns, particularly weakness in the Australian dollar.

The Yen strengthened markedly over 2008 against all currencies, but most particularly against Sterling, which saw new lows as the extent of expected rate cuts and the economic differential weighed on the UK currency.

PERFORMANCE ANALYSIS - EMERGING MARKETS

For the year ended December 31, 2008, the emerging fixed-income component of the Fund returned -26.95%, compared to the return of -8.28% for the emerging market components of the blended benchmark. During the reporting period the JP Morgan Emerging Markets Bond Index-Global Diversified spread widened from 274 basis points to close the year at 749 basis points over U.S. treasuries and peaking at a multi-year high of 901 basis points in October 2008. Brazil, Mexico, Colombia and the Philippines USD sovereign bonds outperformed over the one-year period, while Argentina, Venezuela, Indonesia and Ukraine USD sovereign bonds were the main detractors from performance. The performance from local currency debt was mixed, with Mexico and Egypt outperforming while Brazil, Peru and Turkey underperformed.

The news in Brazil was generally positive, as the country joined Mexico and Chile in the investment-grade category (Peru was added to the list shortly after). The economy continued to boom on back of strong domestic demand and robust commodity prices, which pushed inflation above the official 4.5% target, prompting the Central Bank to embark on a series of rate hikes. However, with the slowdown in the global economy coming in the latter part of the year, Brazil has reduced its growth forecasts and it is anticipated the Central Bank will begin cutting base rates in 2009.

Argentina was one of the main detractors from performance during the period, reflecting general market aversion toward high-beta credits, and concerns over the policy framework of the new Kirchner administration. When Cristina Kirchner took office in December 2007, following the Presidency of her husband Nestor Kirchner, there were hopes that the new government would address some of the bottlenecks in the economy, such as the under-reporting of inflation, frozen tariff prices, the Paris Club (a monthly meeting in Paris attended by creditors of 19 countries) debt restructuring and the re-opening of the 2005 commercial debt exchange. Kirchner held to her vow to cut spending, and booming agriculture prices were also supportive for an improving fiscal position, but there was little movement on the other issues. One policy that backfired was the decision to raise taxes on commodity exports, which prompted a three-month strike by the farmers and created significant political upset. The dispute concluded when the Senate overturned the tax increases, which prompted a relief rally on Argentine debt. Nonetheless, Argentine spreads remain extremely high and access to market financing is limited, although it can turn to local pension funds and Venezuela to fulfill most of its financing gap in 2009. On a positive note, the growth outlook is still healthy and the fiscal position remains in surplus, which is a departure from the past when growth was anemic and fiscal deficits were the norm. Renewed talk of a re-opening of the 2005 debt exchange is also supportive for Argentine debt, as it would help alleviate the high financing cost.

Russia and Turkey remained the Fund's two top positions in the European, Middle East and African regions. Russian debt performed well during the first half of the year but then weakened due to the fallout from the Georgian invasion and remained weak as investors became concerned about decreasing oil prices and a weaker Rouble. After months of uncertainty, Turkey's AKP government received some good news at the end of July, as the Constitutional Court voted 6-5 in favor of the lawsuit against the ruling party for alleged anti-secular activities, but fell short of the 7-4 majority required to ban the party. The verdict sparked a big rally on Turkish assets, with the lira moving to a six-month high of 1.16 against USD in July 2008, but it subsequently sold off to
1.53 at the end of 2008 due to increased risk aversion. Turkish lira rates fell sharply across the board in December as it became apparent growth was deteriorating more than anticipated and the Central Bank cut rates far more aggressively than the market had assumed. The yield on the benchmark March 2012 government bond declined around 350 basis points (to 16.50%) in December, while spreads on external debt also narrowed.

The Fund's Asian positions have had a mixed performance, with the Philippines outperforming Indonesia. Indonesia has been an overweight position in the hard currency portion of the Fund's portfolio during the year, and had a disappointing performance in the first half of 2008 due to concerns about new issuance, and the fiscal and inflation outlooks. More responsive action by policy makers, with the removal of some fuel subsidies and interest rate hikes, prompted a rebound in external and local currency debt before the October selloff.

MARKET AND FUND OUTLOOK - DEVELOPED MARKETS

We see the outlook for the real economic environment as being poor with an extended sharp recession in the developed world and a period of sub-trend growth in emerging countries. We had always expected an extended recession in the U.S. housing market of 2-4 years duration and in the general U.S. economy from 2008 to the first half of 2009. The extension of the credit crunch as a consequence of the bankruptcy of Lehman Brothers (now clearly seen to be a policy mistake) means an exacerbation of this negative growth outlook for the whole of 2009. It is not clear that near-zero official rates will boost economic activity due to existing high levels of current consumer debt. Weakness in the housing market looks set to continue, particularly given the worsening employment data that is being seen. A similar picture is true for the UK economy and for peripheral European countries such as Spain and Ireland. Core Euro countries such as Germany and France are less affected by the difficulties of the financial sector. Their economies are suffering from lower debt levels; however, they will be affected by lower global growth as exports are an important part of their growth pattern.

Government spending is set to increase markedly in an attempt to stabilize economies and this, in the long term, will be negative for the longer end of bond markets even if the shorter end of the yield curve continues to be underpinned by low official rates.

MARKET AND FUND OUTLOOK - EMERGING MARKETS

At current levels, spreads on emerging market hard currency debt appear attractive on a fundamental basis, but valuations will be driven by the volatility in global markets over the short-term. As liquidity returns and bid-offer spreads narrow, we would expect less liquid holdings in the Fund's portfolio to outperform. The IMF support package for Ukraine, and talk of further bailout packages for other sovereigns, should also be supportive for the asset class. A further round of deleveraging would be a negative for risk assets, although recent indications suggest the worst of the selling pressure has abated for now. As conditions normalize, we would expect to see renewed spread compression on emerging market debt as default risk remains low.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   PRINCIPAL
     VALUE
    (LOCAL                                                                          STATED        VALUE
   CURRENCY)                           DESCRIPTION                        COUPON   MATURITY   (US DOLLARS)
---------------   -----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - 127.0%
                  ARGENTINA - 1.6%
        700,000   Republic of Argentina (USD) (c) .....................     3.00%  04/30/13   $    378,575
      8,190,000   Republic of Argentina (USD) .........................     7.00%  04/17/17      2,851,223
        629,998   Republic of Argentina (USD) .........................     8.28%  12/31/33        204,749
      5,910,000   Republic of Argentina (USD) (c) .....................     0.00%  12/15/35        150,705
                                                                                              ------------
                                                                                                 3,585,252
                                                                                              ------------
                  AUSTRALIA - 7.6%
      2,500,000   Australian Government (AUD) .........................     7.50%  09/15/09      1,798,390
     11,000,000   Australian Government (AUD) .........................     6.00%  02/15/17      8,801,238
      8,100,000   Queensland Treasury (AUD) ...........................     6.00%  10/14/15      6,042,070
                                                                                              ------------
                                                                                                16,641,698
                                                                                              ------------
                  BRAZIL - 11.2%
      1,990,000   Banco Nacional de Desenvolvimento
                  Economico e Social (USD) ............................     6.37%  06/16/18      1,900,450
      5,750,000   Brazil Citigroup (BRL) ..............................    15.00%  07/02/10      2,563,262
     10,000,000   Brazil Notas do Tesouro Nacional Serie F (BRL) ......    10.00%  01/01/11      4,117,095
      2,160,000   Dasa Finance Corp. (USD) ............................     8.75%  05/29/18      1,636,200
     19,403,000   Electropaulo Metropolitan (BRL) .....................    19.13%  06/28/10      8,403,529
      1,720,000   Independencia International Ltd. (USD) ..............     9.88%  05/15/15        952,450
      1,650,000   Independencia International Ltd. (USD) ..............     9.88%  01/31/17        880,688
      2,700,000   Isa Capital do Brasil S.A. (USD) ....................     7.88%  01/30/12      2,558,250
      1,940,000   Odebrecht Finance Ltd. (USD) ........................     7.50%  10/18/17      1,561,700
                                                                                              ------------
                                                                                                24,573,624
                                                                                              ------------
                  CANADA - 15.2%
      5,200,000   Canadian Government (CAD) ...........................     9.50%  06/01/10      4,712,940
      7,000,000   Canadian Government (CAD) ...........................     5.25%  06/01/13      6,523,524
     10,000,000   Export Development Canada (NZD) .....................     8.13%  11/30/10      6,275,095
     15,000,000   Province of Manitoba (NZD) ..........................     6.38%  09/01/15      9,292,759
     10,965,000   Province of Ontario (NZD) ...........................     6.25%  06/16/15      6,652,391
                                                                                              ------------
                                                                                                33,456,709
                                                                                              ------------
                  CHINA - 0.1%
        400,000   Parkson Retail Group Ltd. (USD) .....................     7.88%  11/14/11        280,000
                                                                                              ------------
                  COLOMBIA - 1.4%
        930,000   EEB International Ltd. (USD) ........................     8.75%  10/31/14        867,225
  4,733,000,000   Republic of Colombia (COP) ..........................    11.75%  03/01/10      2,181,607
                                                                                              ------------
                                                                                                 3,048,832
                                                                                              ------------
                  DOMINICAN REPUBLIC - 3.7%
      4,550,000   Cerveceria Nacional Dominica (USD) (c) ..............    16.00%  03/27/12      2,275,000
      1,541,097   Dominican Republic (USD) ............................     9.04%  01/23/18        963,186
      9,606,000   Dominican Republic (USD) ............................     8.63%  04/20/27      4,947,090
                                                                                              ------------
                                                                                                 8,185,276
                                                                                              ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   PRINCIPAL
     VALUE
    (LOCAL                                                                          STATED        VALUE
   CURRENCY)                           DESCRIPTION                        COUPON   MATURITY   (US DOLLARS)
---------------   -----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                  EGYPT - 1.7%
     21,650,000   Egypt Treasury Bill (EGP) ...........................        *   05/05/09   $  3,763,339
                                                                                              ------------
                  EL SALVADOR - 2.4%
      2,090,000   Republic of El Salvador (USD) .......................     8.25%  04/10/32      1,368,950
      6,130,000   Republic of El Salvador (USD) .......................     7.65%  06/15/35      3,923,200
                                                                                              ------------
                                                                                                 5,292,150
                                                                                              ------------
                  FINLAND - 3.2%
      4,581,000   Republic of Finland (GBP) ...........................     9.38%  02/03/10      7,107,010
                                                                                              ------------
                  GABON - 1.5%
      4,670,000   Gabonese Republic (USD) .............................     8.20%  12/12/17      3,222,300
                                                                                              ------------
                  GEORGIA - 1.1%
      3,700,000   Republic of Georgia (USD) ...........................     7.50%  04/15/13      2,349,500
                                                                                              ------------
                  GERMANY - 1.5%
      3,650,000   KfW International Finance (CAD) .....................     4.95%  10/14/14      3,243,243
                                                                                              ------------
                  GHANA - 1.0%
      4,240,000   Republic of Ghana (USD) .............................     8.50%  10/04/17      2,130,040
                                                                                              ------------
                  INDONESIA - 6.9%
      1,310,000   Empire Capital Resources Pte. Ltd. (USD) ............     9.38%  12/15/11        810,449
 28,000,000,000   Indonesian Government (IDR) .........................    11.00%  12/15/12      2,498,476
  2,550,000,000   Indonesian Government (IDR) .........................    12.50%  03/15/13        237,432
  8,000,000,000   Indonesian Government (IDR) .........................     9.00%  09/15/13        648,645
  7,170,000,000   Indonesian Recapitalization Bond (IDR) ..............    13.40%  02/15/11        673,491
 33,100,000,000   Indonesian Recapitalization Bond (IDR) ..............    13.45%  08/15/11      3,129,593
  9,000,000,000   Indonesian Recapitalization Bond (IDR) ..............    13.18%  07/15/12        853,467
        970,000   Majapahit Holding B.V. (USD) ........................     7.75%  10/17/16        534,430
      4,260,000   Majapahit Holding B.V. (USD) ........................     7.25%  06/28/17      2,242,690
      1,140,000   MGTI Finance Company, Ltd. (USD) ....................     8.38%  09/15/10      1,081,236
        470,000   Republic of Indonesia (USD) .........................     6.88%  03/09/17        389,386
      2,510,000   Republic of Indonesia (USD) .........................     6.88%  01/17/18      2,048,070
                                                                                              ------------
                                                                                                15,147,365
                                                                                              ------------
                  KAZAKHSTAN - 1.4%
      2,010,000   HSBK Europe B.V. (USD) ..............................     9.25%  10/16/13      1,517,550
      2,040,000   KazMunaiGaz Finance Sub B.V. (USD) ..................     8.38%  07/02/13      1,601,400
                                                                                              ------------
                                                                                                 3,118,950
                                                                                              ------------
                  MEXICO - 3.3%
     86,360,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ..........    10.00%  11/20/36      7,372,264
                                                                                              ------------
                  MULTINATIONAL - 18.3%
     17,600,000   Asian Development Bank (AUD) ........................     5.50%  02/15/16     12,699,244
     18,800,000   European Investment Bank (NZD) ......................     6.50%  09/10/14     11,925,888
     11,000,000   European Investment Bank (TRY) ......................    18.50%  03/20/09      7,133,787

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   PRINCIPAL
     VALUE
    (LOCAL                                                                          STATED        VALUE
   CURRENCY)                           DESCRIPTION                        COUPON   MATURITY   (US DOLLARS)
---------------   -----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                  MULTINATIONAL - (CONTINUED)
      8,600,000   International Bank Reconstruction
                     & Development (NZD) ..............................     6.38%  07/15/09   $  5,024,087
      5,000,000   Nordic Investment Bank (AUD) ........................     5.38%  01/18/11      3,555,133
                                                                                              ------------
                                                                                                40,338,139
                                                                                              ------------
                  NIGERIA - 2.3%
      3,750,000   GTB Finance B.V. (USD) ..............................     8.50%  01/29/12      2,231,250
    601,500,000   KfW International Finance (NGN) .....................     8.50%  01/18/11      2,891,377
                                                                                              ------------
                                                                                                 5,122,627
                                                                                              ------------
                  NORWAY - 5.8%
      4,500,000   Kommunalbanken AS (GBP) .............................     4.75%  01/28/10      6,566,814
     10,000,000   Kommunalbanken AS (NZD) .............................     8.00%  10/19/10      6,225,830
                                                                                              ------------
                                                                                                12,792,644
                                                                                              ------------
                  PANAMA - 3.0%
      1,670,000   Republic of Panama (USD) ............................     9.38%  07/23/12      1,811,449
      4,340,000   Republic of Panama (USD) ............................     8.88%  09/30/27      4,698,484
                                                                                              ------------
                                                                                                 6,509,933
                                                                                              ------------
                  PERU - 3.1%
      5,210,000   Republic of Peru International Bond (EUR) ...........     7.50%  10/14/14      6,887,281
                                                                                              ------------
                  PHILIPPINES - 3.0%
      3,140,000   Republic of Philippines (USD) .......................    10.63%  03/16/25      3,661,997
      2,630,000   Republic of Philippines (USD) .......................     9.50%  02/02/30      2,958,750
                                                                                              ------------
                                                                                                 6,620,747
                                                                                              ------------
                  RUSSIA - 7.7%
      1,450,000   Evraz Group S.A. (USD) ..............................     8.88%  04/24/13        757,625
      3,030,000   Evraz Group S.A. (USD) ..............................     8.25%  11/10/15      1,499,850
     56,400,000   GPB Eurobond Finance PLC (RUB) ......................     7.25%  02/22/10      1,359,034
    111,470,805   Red Arrow International Leasing PLC (RUB) ...........     8.38%  06/30/12      1,469,363
      1,370,000   RS Finance (RSB) (USD) ..............................     7.50%  10/07/10        543,424
      7,150,000   RSHB Capital S.A. (USD) .............................     7.75%  05/29/18      4,750,460
      2,040,000   Transcapitalinvest, Ltd. (USD) ......................     8.70%  08/07/18      1,326,000
      2,970,000   Vimpelcom Finance (USD) .............................     8.38%  04/30/13      1,958,121
      5,130,000   VTB Capital S.A. (USD) ..............................     6.88%  05/29/18      3,349,941
                                                                                              ------------
                                                                                                17,013,818
                                                                                              ------------
                  SOUTH AFRICA - 3.1%
      4,650,000   Republic of South Africa (USD) ......................     7.38%  04/25/12      4,650,698
      2,380,000   Republic of South Africa (USD) ......................     6.50%  06/02/14      2,199,310
                                                                                              ------------
                                                                                                 6,850,008
                                                                                              ------------
                  SPAIN - 3.7%
     11,500,000   Instituto de Credito Oficial (AUD) ..................     5.50%  10/11/12      8,145,135
                                                                                              ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   PRINCIPAL
     VALUE
    (LOCAL                                                                          STATED        VALUE
   CURRENCY)                           DESCRIPTION                        COUPON   MATURITY   (US DOLLARS)
---------------   -----------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                  TURKEY - 0.7%
      2,800,000   Turkey Government Bond (TRY) ........................     0.00%  04/14/10   $  1,488,617
                                                                                              ------------
                  UKRAINE - 3.4%
      7,300,000   Alfa Bank Ukraine (USD) .............................     9.75%  12/22/09      4,927,500
      4,700,000   EX-IM Bank of Ukraine (USD) .........................     7.65%  09/07/11      1,975,114
      3,000,000   UBS AG Jersey Branch, Credit Linked
                     Note (USD) .......................................     9.13%  06/21/10        636,300
                                                                                              ------------
                                                                                                 7,538,914
                                                                                              ------------
                  UNITED KINGDOM - 2.2%
      2,000,000   United Kingdom Treasury (GBP) .......................     8.00%  09/27/13      3,577,135
        700,000   United Kingdom Treasury (GBP) .......................     6.00%  12/07/28      1,292,817
                                                                                              ------------
                                                                                                 4,869,952
                                                                                              ------------
                  URUGUAY - 2.3%
    138,620,000   Republic Orient Uruguay,
                     Inflation Adjusted Bond (UYU) (d) ................     5.00%  09/14/18      3,863,180
     52,400,000   Republic Orient Uruguay,
                     Inflation Adjusted Bond (UYU) (d) ................     4.25%  04/05/27      1,116,721
                                                                                              ------------
                                                                                                 4,979,901
                                                                                              ------------
                  VENEZUELA - 3.6%
      1,720,000   Bolivarian Republic of Venezuela (USD) ..............     9.00%  05/07/23        696,600
      8,460,000   Petroleos de Venezuela S.A. (USD) ...................     5.25%  04/12/17      3,066,750
      1,410,000   Republic of Venezuela (USD) .........................    10.75%  09/19/13        942,092
      2,623,000   Republic of Venezuela (USD) .........................     8.50%  10/08/14      1,377,075
      4,520,000   Republic of Venezuela (USD) .........................     5.75%  02/26/16      1,943,600
                                                                                              ------------
                                                                                                 8,026,117
                                                                                              ------------
                  TOTAL INVESTMENTS - 127.0% ..........................                        279,701,385
                  (Cost $354,142,258) (e)
                  LOAN OUTSTANDING - (40.5)%. .........................                        (89,101,195)
                  NET OTHER ASSETS AND LIABILITIES - 13.5% ............                         29,685,750
                                                                                              ------------
                  NET ASSETS - 100.0% .................................                       $220,285,940
                                                                                              ============

----------
*    Zero coupon bond.

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(c) Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2008.

(d) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(e) Aggregate cost for federal income tax purposes is $357,506,897. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,997,209 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $81,802,721.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2008

RSB   Russian Standard Bank

Currency

AUD   Australian Dollar
BRL   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
EGP   Egyptian Pound
EUR   Euro Dollar
GBP   British Pound Sterling
IDR   Indonesian Rupiah
MXN   Mexican Peso
MYR   Malaysian Ringgit
NGN   Nigerian Naira
NZD   New Zealand Dollar
PEN   Peruvian New Sol
RUB   Russian Ruble
TRY   Turkish Lira
USD   United States Dollar
UYU   Uruguayan Peso

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2008 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        INVESTMENTS IN   OTHER FINANCIAL
VALUATION INPUTS                                          SECURITIES     INSTRUMENTS (a)
----------------                                        --------------   ---------------
Level 1 - Quoted Prices ..............................   $         --       $8,799,983
Level 2 - Other Significant Observable Inputs ........    279,701,385               --
Level 3 - Significant Unobservable Inputs ............             --               --
                                                         ------------       ----------
TOTAL                                                    $279,701,385       $8,799,983
                                                         ============       ==========

(a) Other financial instruments are forward foreign currency contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the contracts (see Schedule of Forward Foreign Currency Contracts).

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2008

               FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                        CONTRACTS TO RECEIVE
             ---------------------------------------------       NET            NET
                                      LOCAL                   UNREALIZED     UNREALIZED
                                    CURRENCY        IN       APPRECIATION   DEPRECIATION
SETTLEMENT          LOCAL           VALUE IN     EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE          CURRENCY (a)        U.S. $     FOR U.S. $       U.S. $        U.S. $
----------   -------------------   ----------   ----------   ------------   ------------
02/10/09     BRL       1,331,000   $  561,264   $  543,265     $17,999      $        --
01/23/09     CAD       6,645,000    5,380,624    5,713,747          --         (333,123)
02/10/09     COP   4,320,588,000    1,908,137    1,974,675          --          (66,538)
02/10/09     EGP      22,721,000    4,052,957    4,034,268      18,689               --
01/23/09     GBP       3,000,000    4,310,362    5,191,791          --         (881,429)
01/23/09     MXN     128,167,000    9,177,557    9,792,064          --         (614,507)
02/10/09     MYR       6,184,000    1,784,792    1,723,763      61,029               --
02/10/09     PEN      12,326,000    3,901,209    3,967,810          --          (66,601)
02/10/09     RUB      46,708,000    1,435,525    1,604,103          --         (168,578)
                                                               -------      -----------
                                                               $97,717      $(2,130,776)
                                                               -------      -----------

                FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                          CONTRACTS TO DELIVER
             ------------------------------------------------       NET             NET
                                       LOCAL                     UNREALIZED     UNREALIZED
                                     CURRENCY         IN        APPRECIATION   DEPRECIATION
SETTLEMENT          LOCAL            VALUE IN      EXCHANGE     OF CONTRACTS   OF CONTRACTS
   DATE          CURRENCY (a)          U.S. $      FOR U.S. $      U.S. $         U.S. $
----------   --------------------   -----------   -----------   ------------   ------------
02/10/09     BRL       26,471,000   $11,162,446   $12,232,440    $ 1,069,994   $        --
01/23/09     CAD       22,778,000    18,443,921    19,980,702      1,536,781            --
02/10/09     COP    4,320,588,000     1,908,137     1,796,502             --      (111,635)
02/10/09     EGP       22,721,000     4,052,957     3,982,647             --       (70,310)
01/23/09     EUR        4,331,000     6,013,892     5,424,326             --      (589,566)
01/23/09     GBP       15,132,000    21,741,464    26,496,132      4,754,668            --
02/10/09     IDR   39,406,587,000     3,538,455     2,752,551             --      (785,904)
01/23/09     MXN      166,582,237    11,928,327    13,305,426      1,377,099            --
01/23/09     NZD       70,122,000    40,823,626    43,566,799      2,743,173            --
02/10/09     PEN       12,326,000     3,901,208     3,888,328             --       (12,880)
02/10/09     RUB      149,595,000     4,597,657     5,096,934        499,277            --
01/23/09     TRY        6,825,000     4,380,948     4,803,293        422,345            --
                                                                 -----------   -----------
                                                                 $12,403,337   $(1,570,295)
                                                                 -----------   -----------
Unrealized Appreciation (Depreciation) ......................    $12,501,054   $(3,701,071)
                                                                 ===========   ===========
Net Unrealized Appreciation (Depreciation) ..................                  $ 8,799,983
                                                                               ===========

(a) Please see page 11 for currency descriptions.

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments, at value
   (Cost $354,142,258) ..........................................................................   $279,701,385
Cash ............................................................................................     12,408,981
Foreign currency (Cost $66,314) .................................................................         66,078
Unrealized appreciation on forward foreign currency contracts ...................................     12,501,054
Prepaid expenses ................................................................................         57,549
Receivables:
   Interest .....................................................................................      8,618,875
   Investment securities sold ...................................................................        306,983
                                                                                                    ------------
      Total Assets ..............................................................................    313,660,905
                                                                                                    ------------
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts ...................................      3,701,071
Payables:
   Outstanding loans ............................................................................     89,101,195
   Investment advisory fees .....................................................................        256,823
   Interest and fees on loans ...................................................................        153,260
   Audit and tax fees ...........................................................................         52,000
   Custodian fees ...............................................................................         44,916
   Printing fees ................................................................................         28,576
   Administrative fees ..........................................................................         22,650
   Legal fees ...................................................................................          9,846
   Transfer agent fees ..........................................................................          3,227
   Trustees' fees and expenses ..................................................................             75
Accrued expenses and other liabilities ..........................................................          1,326
                                                                                                    ------------
      Total Liabilities .........................................................................     93,374,965
                                                                                                    ------------
NET ASSETS ......................................................................................   $220,285,940
                                                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital .................................................................................   $321,030,013
Par value .......................................................................................        173,652
Accumulated net investment income (loss) ........................................................     (9,434,521)
Accumulated net realized gain (loss) on investments sold, forward foreign currency contracts and
   foreign currency transactions ................................................................    (26,024,883)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and
   foreign currency translation .................................................................    (65,458,321)
                                                                                                    ------------
NET ASSETS ......................................................................................   $220,285,940
                                                                                                    ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ............................   $      12.69
                                                                                                    ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) .....     17,365,236
                                                                                                    ============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $161,721) .........   $  35,800,457
                                                                  -------------
      Total investment income .................................      35,800,457
                                                                  -------------
EXPENSES:
Interest and fees on loans ....................................       5,026,713
Investment advisory fees ......................................       4,238,874
Administrative fees ...........................................         367,572
Custodian fees ................................................         274,520
Legal fees ....................................................         156,596
Printing fees .................................................          78,184
Audit and tax fees ............................................          38,985
Trustees' fees and expenses ...................................          38,681
Transfer agent fees ...........................................          37,699
Other .........................................................         107,560
                                                                  -------------
      Total expenses ..........................................      10,365,384
                                                                  -------------
NET INVESTMENT INCOME .........................................      25,435,073
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ................................................     (22,652,194)
   Forward foreign currency contracts .........................      11,355,407
   Foreign currency transactions ..............................          14,168
                                                                  -------------
Net realized gain (loss) ......................................     (11,282,619)
                                                                  -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ................................................     (99,402,192)
   Forward foreign currency contracts .........................      10,504,285
   Foreign currency translation ...............................         105,047
                                                                  -------------
Net change in unrealized appreciation (depreciation) ..........     (88,792,860)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................    (100,075,479)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (74,640,406)
                                                                  =============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR           YEAR
                                                                          ENDED          ENDED
                                                                       12/31/2008     12/31/2007
                                                                     -------------   ------------
OPERATIONS:
Net investment income (loss)......................................   $  25,435,073   $ 23,356,876
Net realized gain (loss)..........................................     (11,282,619)    (4,594,568)
Net change in unrealized appreciation (depreciation)..............     (88,792,860)     1,637,034
                                                                     -------------   ------------
Net increase (decrease) in net assets resulting from operations...     (74,640,406)    20,399,342
                                                                     -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................     (27,089,768)   (13,634,190)
Net realized gain.................................................              --     (9,634,049)
Return of capital.................................................              --     (6,252,662)
                                                                     -------------   ------------
Total distributions to shareholders...............................     (27,089,768)   (29,520,901)
                                                                     -------------   ------------
Total increase (decrease) in net assets...........................    (101,730,174)    (9,121,559)
NET ASSETS:
Beginning of period...............................................     322,016,114    331,137,673
                                                                     -------------   ------------
End of period.....................................................   $ 220,285,940   $322,016,114
                                                                     =============   ============
Accumulated net investment income (loss) at end of period.........   $  (9,434,521)  $(21,518,981)
                                                                     =============   ============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations....................  $ (74,640,406)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments.............................................   (264,149,043)
   Sales and maturities of investments..................................    301,783,546
   Net amortization/accretion of premium/discount on investments........         46,712
   Net realized gain/loss on investments................................     22,652,194
   Net change in unrealized appreciation/depreciation on investments....     99,402,192
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in net unrealized appreciation/depreciation on forward
   foreign currency contracts...........................................    (10,504,285)
   Decrease in dividends receivable.....................................         22,806
   Decrease in interest receivable......................................      4,293,113
   Increase in prepaid expenses.........................................        (13,531)
   Decrease in receivable for investment securities sold................        119,344
   Decrease in interest and fees on loans payable.......................       (304,351)
   Decrease in investment advisory fees payable.........................       (140,429)
   Decrease in audit fees and tax fees payable..........................        (11,515)
   Increase in legal fees payable.......................................          1,856
   Decrease in printing fees payable....................................        (19,026)
   Decrease in transfer agent fees payable..............................         (1,690)
   Decrease in administrative fees payable..............................        (12,572)
   Decrease in custodian fees payable...................................        (10,077)
   Decrease in Trustees' fees and expenses payable......................           (800)
   Decrease in accrued expenses and other liabilities...................         (5,135)
                                                                          -------------
CASH PROVIDED BY OPERATING ACTIVITIES...................................                  $ 78,508,903
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders.................................    (27,089,768)
   Issuances of loans...................................................    180,182,675
   Repayments of loans..................................................   (234,718,779)
   Unrealized appreciation/depreciation on Euro loans...................       (986,701)
                                                                          -------------
CASH USED IN FINANCING ACTIVITIES.......................................                   (82,612,573)
                                                                                          ------------
Decrease in cash and foreign currency (a)...............................                    (4,103,670)
Cash and foreign currency at beginning of period........................                    16,578,729
                                                                                          ------------
Cash and foreign currency at end of period..............................                  $ 12,475,059
                                                                                          ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.......................                  $  5,331,064
                                                                                          ============

----------
(a) Includes net change in unrealized appreciation/depreciation on foreign currency of $85,612.

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          YEAR         YEAR         YEAR         YEAR         PERIOD
                                                          ENDED        ENDED        ENDED        ENDED         ENDED
                                                       12/31/2008   12/31/2007   12/31/2006   12/31/2005   12/31/2004 (a)
                                                       ----------   ----------   ----------   ----------   --------------
Net asset value, beginning of year .................    $ 18.54       $19.07       $19.24      $19.34        $19.10(b)
                                                        -------       ------       ------      ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................       1.46         1.34         1.38        1.34          0.05
Net realized and unrealized gain (loss) ............      (5.75)       (0.17)        0.48       (0.14)         0.23
                                                        -------       ------       ------      ------        ------
Total from investment operations ...................      (4.29)        1.17         1.86        1.20          0.28
                                                        -------       ------       ------      ------        ------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..............................      (1.56)       (0.79)       (1.31)      (1.25)           --
Net realized gain ..................................         --        (0.55)       (0.47)      (0.05)           --
Return of capital ..................................         --        (0.36)       (0.25)         --            --
                                                        -------       ------       ------      ------        ------
Total distributions ................................      (1.56)       (1.70)       (2.03)      (1.30)           --
                                                        -------       ------       ------      ------        ------
Common Shares offering costs charged to
   paid-in capital .................................         --           --           --       (0.00)(c)     (0.04)
                                                        -------       ------       ------      ------        ------
Net asset value, end of year .......................    $ 12.69       $18.54       $19.07      $19.24        $19.34
                                                         ======        =====        =====       =====         =====
Market value, end of year ..........................    $ 10.40       $16.54       $19.15      $16.80        $19.45
                                                         ======        =====        =====       =====         =====
TOTAL RETURN BASED ON NET ASSET VALUE (d) (e) ......     (23.14)%       6.92%       10.72%       6.94%         1.26%
                                                         ======        =====        =====       =====         =====
TOTAL RETURN BASED ON MARKET VALUE (e) (f) .........     (29.39)%      (5.01)%      27.33%      (7.15)%       (2.75)%
                                                         ======        =====        =====       =====         =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................   $220,286     $322,016     $331,138    $334,096      $332,764
Ratio of total expenses to average net assets.......       3.55%        4.45%        4.04%       3.37%         1.44%(g)
Ratio of total expenses to average net assets
   excluding interest expense.......................       1.83%        1.82%        1.79%       1.80%         1.44%(g)
Ratio of net investment income to average net assets       8.72%        7.10%        7.19%       7.03%         2.47%(g)
Portfolio turnover rate.............................         66%          97%          99%         75%            0%
INDEBTEDNESS:
Loans outstanding (in 000's)........................   $ 89,101     $144,624     $152,482    $145,724           N/A
Asset coverage per $1,000 of indebtedness (h) ......   $  3,472     $  3,227     $  3,172    $  3,293           N/A

----------
(a) Initial seed date of November 16, 2004. The Fund commenced operations on November 23, 2004.

(b)  Net sales load of $0.90 per Common Share on initial offering.

(c)  Amount represents less than $0.01 per share.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g)  Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loans outstanding), and dividing by the outstanding loan balance in 000's.

     N/A Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

                               1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of December 31, 2008 is included in the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At December 31, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Realized and unrealized gains and loss are included on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 2008, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase to accumulated net investment income (loss) of $13,739,155, a decrease in accumulated net realized gain (loss) of $14,565,460 and an increase to paid-in capital of $826,305. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                          2008           2007
                                                      ------------   -----------
Distributions paid from:
Ordinary Income ...................................   $ 27,089,768   $18,049,443
Long-Term Capital Gains ...........................             --     5,178,796
Return of Capital .................................             --     6,252,662

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income .....................   $  1,458,720
Net Unrealized Appreciation (Depreciation) ........    (78,056,575)
Accumulated Capital and Other Losses ..............    (24,319,869)

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At December 31, 2008, the Fund had available realized capital losses of $14,087,878 to offset future net capital gains through the fiscal year ending 2016.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund intends to elect to defer net realized capital losses of $10,231,991 incurred between November 1, 2008 through December 31, 2008.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of December 31, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes the principal amount of borrowings, minus accrued liabilities).

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2008, were $264,149,043 and $301,783,546, respectively.

                           5. REVOLVING LOAN AGREEMENT

The Fund has entered into a credit agreement among the Fund and The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $165,000,000. As of December 31, 2008, the Fund had three loans outstanding under the revolving credit facility totaling $89,101,195. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $46,000,000, $30,000,000 and $13,101,195 (the U.S.
Dollar equivalent of E9,425,000 loan). For the year ended December 31, 2008, the average amount outstanding was $132,055,772. The high and low annual interest rates during the year ended December 31, 2008, were 5.69% and 1.51%, respectively, and the weighted average interest rate was 3.70%. The weighted average interest rate at December 31, 2008 was 2.38%. As of January 9, 2008, the Fund also pays a commitment fee of 0.10% per year, which is included in "Interest and fees on loans" on the Statement of Operations. Prior to January 9, 2008, the Fund had in place a revolving loan agreement with a commitment fee of 0.325% per year and a total commitment of up to $165,000,000. The revolving loan agreement expired on January 7, 2009 but was extended through January 6, 2010 with a total commitment of up to $125,000,000 and a commitment fee of 0.35%.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

GOVERNMENT SECURITIES RISK:

The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK:

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

A substantial portion of the Fund's Managed Assets are expected to be invested in debt instruments of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2008

illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                              8. SUBSEQUENT EVENTS

On December 22, 2008, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on January 6, 2009, payable on January 15, 2009.

On January 20, 2009, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on February 4, 2009, payable on February 17, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments and schedule of forward foreign currency contracts, as of December 31, 2008, the related statements of operations and cash flows for the year ended, changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Global Opportunity Income Fund as of December 31, 2008, the results of its operations and its cash flows for the year ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(DELOITTE & TOUCHE LLP)

Chicago, Illinois
February 24, 2009

ADDITIONAL INFORMATION

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 12,846,400, the number of votes against was 829,234 and the number of abstentions was 3,689,602. James A. Bowen, Richard
E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the current and continuing Trustees.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

The Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $32,107,144 (representing a total of $1.85 per share). The total amount of taxes paid to such countries is $161,721 (representing a total of $0.01 per share).

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2008, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

BOARD OF TRUSTEES AND OFFICERS

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2008 (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is set forth below.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN             OTHER
        NAME, ADDRESS,                                                                  THE FIRST TRUST       TRUSTEESHIPS OR
      DATE OF BIRTH AND            TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS         FUND COMPLEX         DIRECTORSHIPS
    POSITION WITH THE FUND        LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   -----------------------   -------------------------   -------------------   -------------------
                                                      INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee    -    Two Year Term        Physician; President,                60                   None
c/o First Trust Advisors                                  Wheaton Orthopedics;
L.P. 120 E. Liberty             -    Since Fund           Co-owner and Co-Director
Drive, Suite 400 Wheaton,            Inception            (January 1996 to May
IL 60187 D.OB.: 04/51                                     2007), Sports Med Center
                                                          for Fitness; Limited
                                                          Partner, Gundersen Real
                                                          Estate Limited
                                                          Partnership; Member,
                                                          Sportsmed LLC

Thomas R. Kadlec, Trustee       -    Two Year Term        Senior Vice President and            60           Director of ADM
c/o First Trust Advisors                                  Chief Financial Officer                           Investor Service,
L.P. 120 E. Liberty                                       (May 2007 to Present),                            Inc. and Director
Drive, Suite 400 Wheaton,       -    Since Fund           Vice President and Chief                          of Archer Financial
IL 60187 D.O.B.: 11/57               Inception            Financial Officer (1990                           Services, Inc.
                                                          to May 2007), ADM
                                                          Investor Services, Inc.
                                                          (Futures Commission
                                                          Merchant); President
                                                          (May 2005 to Present),
                                                          ADM Derivatives, Inc.;
                                                          Registered
                                                          Representative (2000 to
                                                          Present), Segerdahl &
                                                          Company, Inc., a FINRA
                                                          member
                                                          (Broker-Dealer)

Robert F. Keith, Trustee        -    Three Year Term      President (2003 to                   60                   None
c/o First Trust Advisors L.P.                             Present), Hibs
120 E. Liberty Drive,           -    Since June 2006      Enterprises
Suite 400                                                 (Financial and
Wheaton, IL 60187                                         Management Consulting);
D.O.B.: 11/56                                             President (2001 to 2003),
                                                          Aramark Management
                                                          Services LP; President
                                                          and Chief Operating
                                                          Officer (1998 to 2003),
                                                          ServiceMaster
                                                          Management Services LP

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2008 (UNAUDITED)

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN             OTHER
        NAME, ADDRESS,                                                                  THE FIRST TRUST       TRUSTEESHIPS OR
      DATE OF BIRTH AND            TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS         FUND COMPLEX         DIRECTORSHIPS
    POSITION WITH THE FUND        LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   -----------------------   -------------------------   -------------------   -------------------
                                                  INDEPENDENT TRUSTEES (CONTINUED)
Niel B. Nielson, Trustee        -    Three Year Term      President (June 2002 to              60           Director of
c/o First Trust Advisors L.P.                             Present), Covenant                                Covenant
120 E. Liberty Drive,           -    Since Fund           College                                           Transport Inc.
Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 03/54

                                                       INTERESTED TRUSTEE

James A. Bowen, Trustee(2),     -    Three Year Trustee   President, First Trust               60           Trustee of Wheaton
President, Chairman of the           Term and             Advisors L.P. and First                           College
Board and CEO                        Indefinite Officer   Trust Portfolios L.P.;
120 E. Liberty Drive,                Term                 Chairman of the Board of
Suite 400                                                 Directors, BondWave LLC
Wheaton, IL 60187               -    Since Fund           (Software Development
D.O.B.: 09/55                        Inception            Company/Broker-
                                                          Dealer/Investment
                                                          Advisor) and Stonebridge
                                                          Advisors LLC (Investment
                                                          Advisor)

    NAME, ADDRESS         POSITION AND OFFICES      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND            LENGTH OF SERVICE          DURING PAST 5 YEARS
---------------------   ------------------------   --------------------   -------------------------------
                                     OFFICERS WHO ARE NOT TRUSTEES(3)
Mark R. Bradley         Treasurer, Controller,     -    Indefinite Term   Chief Financial Officer, First
120 E. Liberty Drive,   Chief Financial Officer                           Trust Advisors L.P. and First
Suite 400               and Chief Accounting       -    Since Fund        Trust Portfolios L.P.; Chief
Wheaton, IL 60187       Officer                         Inception         Financial Officer, BondWave LLC
D.O.B.: 11/57                                                             (Software Development
                                                                          Company/Broker-
                                                                          Dealer/Investment Advisor) and
                                                                          Stonebridge Advisors LLC
                                                                          (Investment Advisor)

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2008 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND            LENGTH OF SERVICE          DURING PAST 5 YEARS
---------------------   ------------------------   --------------------   -------------------------------
                              OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)
James M. Dykas          Assistant Treasurer        -    Indefinite Term   Senior Vice President (April
120 E. Liberty Drive,                                                     2007 to Present), Vice
Suite 400                                          -    Since Fund        President (January 2005 to
Wheaton, IL 60187                                       Inception         April 2007), First Trust
D.O.B.: 01/66                                                             Advisors L.P. and First Trust
                                                                          Portfolios L.P.;
                                                                          Executive Director (December
                                                                          2002 to January 2005), Vice
                                                                          President (December 2000 to
                                                                          December 2002), Van Kampen
                                                                          Asset Management and Morgan
                                                                          Stanley Investment Management

Christopher R. Fallow   Assistant Vice President   -    Indefinite Term   Assistant Vice President
120 E. Liberty Drive,                                                     (August 2006 to Present),
Suite 400                                          -    Since Fund        Associate (January 2005 to
Wheaton, IL 60187                                       Inception         August 2006), First Trust
D.O.B.: 04/79                                                             Advisors L.P. and First Trust
                                                                          Portfolios L.P.; Municipal Bond
                                                                          Trader (July 2001 to January
                                                                          2005), BondWave LLC (Software
                                                                          Development
                                                                          Company/Broker-Dealer/
                                                                          Investment Advisor)

W. Scott Jardine        Secretary and Chief        -    Indefinite Term   General Counsel, First Trust
120 E. Liberty Drive,   Compliance Officer                                Advisors L.P. and First Trust
Suite 400                                          -    Since Fund        Portfolios L.P.; Secretary,
Wheaton, IL 60187                                       Inception         BondWave LLC (Software
D.O.B.: 05/60                                                             Development Company/Broker-
                                                                          Dealer/Investment Advisor) and
                                                                          Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Daniel J. Lindquist     Vice President             -    Indefinite Term   Senior Vice President
120 E. Liberty Drive,                                                     (September 2005 to Present),
Suite 400                                          -    Since Fund        Vice President (April 2004 to
Wheaton, IL 60187                                       Inception         September 2005), First Trust
D.O.B.: 02/70                                                             Advisors L.P. and First Trust
                                                                          Portfolios L.P.; Chief
                                                                          Operating Officer (January 2004
                                                                          to April 2004), Mina Capital
                                                                          Management, LLC; Chief
                                                                          Operating Officer (April 2000
                                                                          to January 2004), Samaritan
                                                                          Asset Management Services, Inc.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                 FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME
                       FUND DECEMBER 31, 2008 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND            LENGTH OF SERVICE          DURING PAST 5 YEARS
---------------------   ------------------------   --------------------   -------------------------------
                              OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)
Coleen D. Lynch         Assistant Vice President   -    Indefinite Term   Assistant Vice President
120 E. Liberty Drive,                                                     (January 2008 to Present),
Suite 400                                          -    Since July 2008   First Trust Advisors L.P. and
Wheaton, IL 60187                                                         First Trust Portfolios L.P.;
D.O.B.: 07/58                                                             Vice President (May 1998 to
                                                                          January 2008), Van Kampen Asset
                                                                          Management and Morgan Stanley
                                                                          Investment Management

Kristi A. Maher         Assistant Secretary        -    Indefinite Term   Deputy General Counsel (May
120 E. Liberty Drive,                                                     2007 to Present), Assistant
Suite 400                                          -    Since Fund        General Counsel (March 2004 to
Wheaton, IL 60187                                       Inception         May 2007), First Trust Advisors
D.O.B.: 12/66                                                             L.P. and First Trust Portfolios
                                                                          L.P.; Associate (December 1995
                                                                          to March 2004), Chapman and
                                                                          Cutler LLP

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                          DECEMBER 31, 2008 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT & BOARD ADMINISTRATOR PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $41,000 for 2007 and $44,000 for 2008.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $2,600 for 2007 and $0 for 2008. These fees were for additional audit work.

              AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $2,600 for 2007 and $0 for 2008. These fees were for additional audit work

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $4,350 for 2007 and $5,000 for 2008. These fees were for tax preparation.

             TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0 for 2007 and $0 for 2008.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2007 and $0 for 2008.

             ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee
         pursuant  to  the   pre-approval   exceptions   included  in  paragraph
         (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2007 were $4,350 and $7,000 for the Registrant and the Registrant's investment adviser, respectively, and for 2008 were $5,000 and $12,143 for the Registrant and the Registrant's investment adviser, respectively.

     (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                        ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

         The Advisers have adopted written Proxy Voting Policies and Procedures ("Proxy Procedures"), as required by Rule 206(4)-6 under the Advisers Act, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.

                  See SEC Release No. IA-2106 (Jan. 31, 2003). See also, SEC Release No. IC-25922 (Jan. 31, 2003) relating to voting proxies of portfolio securities of registered investment companies. The Proxy Procedures (and related Proxy Voting Guidelines) are attached below.

         Under the Proxy Procedures, Aberdeen votes proxies relating to equity portfolio securities in the best interests of clients, unless the client contract specifies that Aberdeen will not vote. Aberdeen seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of shareholders and others. Thus, Aberdeen may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. While Aberdeen has written guidelines for certain issues on which votes may be cast, each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the respective advisory agreement, and all relevant facts and circumstances at the time of the vote. Aberdeen may cast proxy votes in favor of management's proposals or seek to change the views of management, considering specific issues, as they arise, on their merits.

                        ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES
                             AS OF FEBRUARY 8, 2006

         The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management
Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

         Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Asset Managers Limited ("Aberdeen UK"), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services.

These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

         Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen .US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.       DEFINITIONS

          A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

          B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.      GENERAL VOTING POLICIES

          A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

          B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

          C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

          D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen
Advisers may vote the same securities differently depending upon clients' directions.

          E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

          F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

                1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

                2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

                3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

                4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

                5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

                6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

          G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

          H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

          I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

          J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.     SPECIFIC VOTING POLICIES

          A. General Philosophy.

              o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

              o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

              o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

          B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

          C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

          D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

          E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

          F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.      PROXY VOTING PROCEDURES

         This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

          A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's designated proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

          B. Material Conflicts of Interest.

                1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

                2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and
         Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

          C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

          D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

                1.    Aberdeen US Clients

                  The designated PA for Aberdeen US ("PA-US"), and the designated PA for Aberdeen UK ("PA-UK"), are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the funds which are sub-advised by Aberdeen US, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

                  Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

                  In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Aberdeen US proxy committee ("PC-US/UK"). Under Aberdeen US's MOU with Aberdeen UK, the PC-US/UK is headquartered in Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team.,. The PC-US/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-US/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the PC-US/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

                  Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-US with access to ProxyEdge. . Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

                2.    Aberdeen Singapore Clients

                  Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and the Canadian investment funds and will instruct the PA-US Aberdeen US accordingly. The PA-US shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-US uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

                  Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-Asia") located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-US to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

          E. Review. Each designated PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.       DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

         A. Documentation. The Aberdeen PAs are responsible for:

                1. Implementing and updating these Policies and Procedures;

                2. Overseeing the proxy voting process;

                3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

                4.  Maintaining  manual  proxy  voting  records,   if  any,  and
         overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

         B. Record Keeping.

                1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge.

                  A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

                2. As required by Rule 204-2(c), such records will also include:
         (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

                3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

          C. Reporting. For US Funds, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will provide to the client a copy of these
Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy -voting records on such Client accounts to such other adviser.

         For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

          D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the

Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser. Each Compliance Department maintains information regarding the PA and the PC for the respective Aberdeen Adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Aberdeen Asset Management Inc. (the "Sub-Adviser"), serves as the investment sub-adviser for the Registrant. As of December 31, 2008, the management team operates in an open-plan environment with collective responsibility for investment decisions and ideas. Investment decisions are typically made by the team as a whole and not by any one individual. By making team decisions, the team seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives.

The Sub-Adviser is a wholly owned subsidiary of Aberdeen Asset Management PLC. The Sub-Adviser may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries (collectively "Aberdeen") for implementing certain portfolio transactions and for providing research services. Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage. Every task undertaken by any individual, be it research, portfolio management or client responsibility, has a dedicated alternate.

1. Mr. Murphy joined Aberdeen with the acquisition of Deutsche Asset Management's fixed income business in 2005. Mr. Murphy held a similar role at Deutsche Asset Management, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

2. Mr. Diment is Head of Emerging Market Debt and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

3. Mr. Guiterrez serves as a Portfolio Manager on the Emerging Market Debt Team and joined Aberdeen following the acquisition of Deutsche in 2005. Mr. Guiterrez had been with Deutsche since 2000. He has served previously as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed income at INVESCO Asset Management.

4. Mr. Tayebi is a Portfolio Manager on the Emerging Market Debt Team and joined Aberdeen in 2005, following the acquisition of Deutsche. Mr. Tayebi is currently the currency specialist on the team. Mr. Tayebi had been an emerging currency fund manager with Deutsche since 2001. In addition, Mr. Tayebi has several years experience serving in the following capacities: executive director responsible for emerging markets trading at Millennium Global Investments; Vice President at Salomon Brothers, focusing on emerging currency and debt trading; and Head of Fixed Income Research at Renaissance Capital.

5. Mr. Wolman is a Portfolio Manager on the Global Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

    OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

              The information in the table below is as of December 31, 2008 (assets in millions).

                                                                                                   # OF
                                                                                                 ACCOUNTS
                                                                                               MANAGED FOR    TOTAL ASSETS
                                                                       TOTAL                      WHICH        FOR WHICH
   NAME OF PORTFOLIO MANAGER                                           # OF                    ADVISORY FEE   ADVISORY FEE
         OR TEAM MEMBER                                              ACCOUNTS       TOTAL      IS BASED ON    IS BASED ON
                                       TYPE OF ACCOUNTS***            MANAGED       ASSETS      PERFORMANCE    PERFORMANCE

   1.  John Murphy             Registered Investment Companies:          4         14,870.2          0             $0
                               Other Pooled Investment Vehicles:        284        $1,649.0          0             $0
                               Other Accounts:                          327        $36,004.6         0             $0

   2.  Brett Diment            Registered Investment Companies:          2           $43.7           0             $0
                               Other Pooled Investment Vehicles:         10        $1,262.9          0             $0
                               Other Accounts:                           14        $1,852.6          1            $42.0

   3.  Edwin Gutierrez         Registered Investment Companies:          2           $43.7           0             $0
                               Other Pooled Investment Vehicles:         9         $1,262.9          0             $0
                               Other Accounts:                           9         $1,852.6          1            $42.0

   4.  Nima Tayebi             Registered Investment Companies:          2           $43.7           0             $0
                               Other Pooled Investment Vehicles:         9         $1,262.9          0             $0
                               Other Accounts:                           9         $1,852.6          1            $42.0

   5.  Max Wolman              Registered Investment Companies:          2           $43.7           0             $0
                               Other Pooled Investment Vehicles:         10        $1,262.9          0             $0
                               Other Accounts:                           14        $1,852.6          1            $42.0

POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the Registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

The Sub-Adviser aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fungability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

New Issue Allocation

The Sub-adviser seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

Batch Transaction and Allocation Policy - Equity

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Each Aberdeen Group member recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of the Aberdeen Group member and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take account of any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the `at risk' performance elements will form the most significant element of total remuneration for executive directors and senior employees.

Base Salary.

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager's base salary.

Annual Bonus.

The Aberdeen Group's policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group's overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group's profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager's bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund's performance is judged against the benchmark as established in the relevant Fund's most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered.

Although performance is not a substantial portion of a portfolio manager's compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and `hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group's environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen's dynamic compliance monitoring system.

Long Term Incentives.

As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not "tie in" portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

 (A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

           The information below is as of December 31, 2008:

              NAME OF PORTFOLIO MANAGER         DOLLAR ($) RANGE OF
                         OR                        FUND SHARES

                     TEAM MEMBER                BENEFICIALLY OWNED

                     John Murphy                        $0
                     Brett Diment                       $0
                   Edwin Guiterrez                      $0
                     Nima Tayebi                        $0
                      Max Wolman                        $0


(B)     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     2/26/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     2/26/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     2/26/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.